FORWARD FUNDS

Supplement dated January 27, 2017

to the

Forward Funds Investor Class and Institutional Class Prospectus dated May 1, 2016.

Forward Funds Class A, Class B, Class C and Advisor Class Prospectus dated May 1, 2016.

IMPORTANT NOTICE REGARDING THE ADVISOR CLASS AND CHANGES TO PURCHASING SHARES

ADVISOR CLASS

On January 17, 2017, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), determined that the series of the Trust (each a “Fund”) will cease offering Advisor Class shares effective on March 29, 2017 (the “Closure Date”). Effective on or after the Closure Date, outstanding Advisor Class shares of a Fund will be exchanged at relative net asset value for Institutional Class shares of the same Fund having the same value.

EFFECTIVE AS OF THE CLOSE OF BUSINESS ON FEBRUARY 28, 2017, ADVISOR CLASS SHARES WILL NO LONGER BE AVAILABLE FOR PURCHASE BY NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER CLASSES OF FUNDS OF THE TRUST.

PURCHASING SHARES

Effective January 27, 2017, the information under Minimum Initial Investment Amount for Institutional Class Shares in the Purchasing Shares section of the prospectus is replaced in its entirety by the following:

Minimum Initial Investment Amount for Institutional Class Shares

•	$100,000 per Fund

This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. There are no minimum investment requirements for subsequent purchases to existing accounts. Financial intermediaries may charge their customers a transaction or service fee.

The Fund may, in its sole discretion, waive or reduce any minimum investment requirements.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP ADV & INST CL 01272017